Letter to the Shareholders of Investek Fixed Income Trust

Dear Fellow Shareholders:

We are pleased to present the report for Investek Fixed Income Trust for the twelve month period ending March 31, 1997. The Trust achieved a total return of 5.38% for the period, ranking it 26th out of 540 funds in the intermediate term, investment grade fixed income category as reported by Lipper Analytical Services. For the quarter ending March 31, 1997 the Trust achieved a total return of 0.41%, ranking it 4th out of 621 funds in the peer group. Dividends of $0.65 per share were paid during the year.

Events during the year presented a challenging environment for managing fixed income assets. Interest rates rose throughout the year for securities at all maturities from three months to thirty years. Treasury securities with three, five and ten year maturities saw their yields increase by 67, 67, and 58 basis points respectively.

Calendar year 1997 actually started with a bang, as bonds rallied during the first six weeks of the year on declining interest rates. But the trend soon reversed due to worries about an upsurge in inflation. And when the Federal Reserve raised the federal-funds rate to 5.5% for 5.25% on March 25, long term interest rates rose above the psychologically important 7% mark, further eroding investor confidence.

Many bond investors have become "Fed Watchers", positioning portfolios based on their opinion that Fed Chairman Greenspan will continue his war on inflation with further rate hikes (or not). This annual communication is a good time to restate one of the primary principles or our management process. We do not attempt to forecast the direction of interest rates. Few are able to get it right and the penalty for being wrong is extreme. Instead, we add value through individual security selection, with a focus on the high quality end of the market. History has proven this style to be effective in achieving our stated investment objective of the Trust, "to preserve capital and maximize total returns through active management of investment grade fixed income securities".

Thank you for the confidence you have placed in us. We appreciate the opportunity to be of service.

Sincerely,

Michael T. McRee
President
Investek Capital Management

INVESTEK FIXED INCOME TRUST
PERFORMANCE UPDATE  - $50,000 INVESTMENT

For the period from November 15, 1991
(commencement of operations) to March 31, 1997

                  Investek Fixed Income Trust       Lehman Aggregate
 15-Nov-91                  50,000.00                   50,000.00
 31-Dec-91                  50,355.00                   51,720.00
 31-Mar-92                  50,612.00                   51,059.00
 30-Jun-92                  55,345.00                   53,119.00
 30-Sep-92                  53,918.00                   55,401.00
 31-Dec-92                  54,275.00                   55,548.00
 31-Mar-93                  56,875.00                   57,844.00
 30-Jun-93                  58,672.00                   59,378.00
 30-Sep-93                  60,027.00                   60,928.00
 31-Dec-93                  60,004.00                   60,964.00
 31-Mar-94                  57,698.00                   59,216.00
 30-Jun-94                  57,065.00                   58,606.00
 30-Sep-94                  57,281.00                   58,963.00
 31-Dec-94                  57,736.00                   59,186.00
 31-Mar-95                  60,426.00                   62,171.00
 30-Jun-95                  64,300.00                   65,959.00
 30-Sep-95                  64,918.00                   67,254.00
 31-Dec-95                  67,446.00                   70,120.00
 31-Mar-96                  66,892.00                   68,877.00
 30-Jun-96                  67,836.00                   69,268.00
 30-Sep-96                  68,958.00                   70,549.00
 31-Dec-96                  70,199.00                   72,665.00
 31-Mar-97                  70,487.00                   72,259.00

This graph depicts the performance of the Investek Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index. It is important to note the Investek Fixed Income Trust is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year         Five Years

------------------------------------------------------

      6.59%             5.38%              6.85%

------------------------------------------------------


The graph assumes an initial $50,000 investment at November 15, 1991. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $70,487 - total investment return of 40.97% since November 15, 1991.

At March 31, 1997, a similar investment in the Lehman Brothers Aggregate Bond Index would have grown to $72,259 - total investment return of 44.52% since November 15, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                       INVESTEK FIXED INCOME TRUST

                                        PORTFOLIO OF INVESTMENTS

                                             March 31, 1997

-------------------------------------------------------------------------------------------------------
                                                                  Interest     Maturity        Value
                                                     Principal      Rate         Date        (note 1)
-------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.53%

  United States Treasury Note                         $125,000       5.750%     08/15/03       $117,788
  A.I.D. - Equador                                      90,244       7.050%     05/01/15         88,907
  A.I.D. - Ivory Coast                                 300,059       8.100%     12/01/06        304,542
  A.I.D. - Peru                                        186,590       8.350%     01/01/07        189,993
  A.I.D. - Zaire                                         5,010       7.375%     04/01/97          5,017
  B.A.L.T. Conway Partnership Title XI                 145,616      10.750%     11/15/03        148,714
  Cambridge Tanker Title XI                            209,630       8.450%     02/07/06        216,335
  Chilbar Ship Co. Title XI                             69,857       6.980%     07/15/01         70,130
  Federal Home Loan Mortgage Corporation
    REMIC 1553 Class E                                 500,000       6.250%     04/15/07        484,375
    Pool #W10001                                        64,000       6.420%     12/01/05         59,743
    REMIC  Pac-1(11) Class J                           500,000       7.500%     09/15/21        490,156
    Pool #240001 D                                      32,271       9.500%     11/01/97         32,752
  Federal National Mortgage Association
    Pool #73401                                        495,404       6.440%     03/01/06        467,236
    REMIC Series 1993-117 Class K                      478,939       6.500%     07/25/08        449,155
    REMIC Trust G93-20 Class PG                        243,000       6.500%     02/25/19        237,077
    REMIC Trust 1992-169 Class J                       250,000       6.500%     03/25/21        232,969
    REMIC Trust 1992-G52 Class C                        29,590       7.250%     08/25/20         29,720
    Pool #250138                                       108,423       7.500%     07/01/04        108,505
    REMIC Trust G95-2 Class L                          250,000       8.000%     05/17/04        252,109
  Federal National Mortgage Association Strip
    Series 66 Class 1                                  233,110       7.500%     01/01/20        229,040
  Global Industries Ltd. Title XI                    1,295,000       8.300%     07/15/20      1,320,698
  Government National Mortgage Association
    Pool #16402                                        268,025       8.500%     04/15/12        266,337
    Pool #383137                                       415,078       7.750%     03/15/11        414,380
  Marine Vessel Buffalo Title XI                       383,380       7.270%     09/01/03        389,204
  Moore McCormack Leasing - Series B                   204,000       8.875%     07/15/01        203,259
  Small Business Administration                        111,475       7.365%     12/06/09        109,273
  Small Business Administration 92-A                   325,995       7.600%     01/01/12        326,787
                                                                                              ---------
    Total U. S. Government and Agency Obligations (Cost $7,282,182)                           7,244,201
                                                                                              ---------

U. S. GOVERNMENT INSURED OBLIGATIONS - 11.91%

  Federal Housing Authority Project Loan
    Crystal City                                        64,158       2.900%     01/01/06         53,539
    Downtowner Apartments                              169,900       8.375%     11/01/11        166,748
    GMAC 32                                             88,024       7.430%     12/01/21         88,077
    Kinswood Apartments                                613,824       6.875%     10/01/14        606,898
    USGI #87                                           423,997       7.430%     08/01/23        422,310
                                                                                              ---------
    Total U. S. Government Insured Obligations (Cost $1,352,417)                              1,337,572
                                                                                              ---------
                                                                                           (Continued)

                                      INVESTEK FIXED INCOME TRUST

                                        PORTFOLIO OF INVESTMENTS

                                             March 31, 1997

-------------------------------------------------------------------------------------------------------
                                                                  Interest     Maturity        Value
                                                     Principal      Rate         Date        (note 1)
-------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 4.12%

  GG1B Funding Corporation                            $478,333       7.430%     01/15/11       $462,396
    (Cost $478,333)

CONVENTIONAL MORTGAGE BACKED SECURITIES - 12.62%

  GE Capital Mortgage Services, Inc.
    REMIC Series 1993-17 Class A6                      650,000       6.500%     11/25/23        628,672
  Prudential Home Mortgage Securities
    REMIC Series 1992-50 Class A5                       85,000       7.625%     02/25/23         82,291
    REMIC Series 1994-2 Class A8                       500,000       6.750%     02/25/24        467,188
  Residential Funding Corporation
    REMIC Series 1993-S16 Class A6                     250,000       7.000%     05/25/23        238,828
                                                                                              ---------
    Total Conventional Mortgage Backed Securities (Cost $1,447,111)                           1,416,979
                                                                                              ---------
PRIVATE MORTGAGE BACKED SECURITIES - 2.36%

  Krauss/Schwartz Properties, Ltd.                     143,115       7.740%     02/18/04        137,577
  National Housing Partnership                         129,615       9.500%     05/01/03        127,812
                                                                                              ---------
    Total Private Mortgage Backed Securities (Cost $272,730)                                    265,389
                                                                                              ---------
PRIVATE PLACEMENT CORPORATE SECURITIES - 2.40%

  Rosewood Care Center Capital Funding Corporation
    First Mortgage Bonds                               295,489       7.250%     11/01/13        268,589
    (Cost $288,174)                                                                           ---------

                                                                                Shares
                                                                                --------
INVESTMENT COMPANY - 5.68%

  Performance Funds Trust Money Market Fund "A"                                  638,512        638,512
    (Cost $638,512)

Total Value of Investments (Cost $11,759,459 (a))                                 103.62 %  $11,633,638
Liabilities In Excess of Other Assets                                              (3.62)%     (406,497)
                                                                                   -----       --------
  Net Assets                                                                      100.00 %  $11,227,141
                                                                                  ======    ===========

(a)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:

    Unrealized appreciation                                                                     $50,314
    Unrealized depreciation                                                                    (176,135)
                                                                                               --------
             Net unrealized depreciation                                                      ($125,821)
                                                                                              =========

See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $11,759,459)                       $11,633,638
   Income receivable                                                  111,969
   Prepaid expenses                                                       162
   Other asset                                                          2,659
                                                                  -----------
      Total assets                                                 11,748,428
                                                                  -----------
LIABILITIES
   Accrued expenses                                                     2,379
   Payable for investment purchases                                   494,635
   Disbursements in excess of cash on demand deposit                   24,273
                                                                  -----------
      Total liabilities                                               521,287
                                                                  -----------
NET ASSETS
   (applicable to 1,124,668 Institutional Class Shares            $11,227,141
    outstanding; unlimited shares of no par value                 ===========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($11,227,141 / 1,124,668 shares)                                     $9.98
                                                                  ===========
NET ASSETS CONSIST OF
   Paid-in capital                                                $11,875,396
   Undistributed net investment income                                    170
   Accumulated net realized loss on investments                      (522,604)
   Net unrealized depreciation on investments                        (125,821)
                                                                  -----------
                                                                  $11,227,141
                                                                  ===========






















See accompanying notes to financial statements

                          INVESTEK FIXED INCOME TRUST

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                      $828,391
      Dividends                                                       20,634
                                                                   ---------
         Total income                                                849,025
                                                                   ---------
   Expenses
      Investment advisory fees (note 2)                               52,526
      Fund administration fees (note 2)                               17,511
      Custody fees                                                     7,443
      Registration and filing administration fees                      2,252
      Fund accounting fees (note 2)                                   21,000
      Audit fees                                                      11,808
      Legal fees                                                       5,288
      Securities pricing fees                                          1,115
      Shareholder recordkeeping fees                                     808
      Shareholder servicing expenses                                   3,532
      Registration and filing expenses                                 3,362
      Printing expenses                                                1,416
      Trustee fees and meeting expenses                                6,751
      Other operating expenses                                         5,293
                                                                  ----------
         Total expenses                                              140,105
                                                                  ----------
         Less Investment advisory fees waived (note 2)               (35,023)
                                                                  ----------
         Net expenses                                                105,082
                                                                  ----------
            Net investment income                                    743,943
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain from investment transactions                     40,347
   Decrease in unrealized appreciation on investments               (171,926)
                                                                  ----------
      Net realized and unrealized loss on investments               (131,579)
                                                                  ----------
         Net increase in net assets resulting from operations       $612,364
                                                                  ==========











See accompanying notes to financial statements

                                      INVESTEK FIXED INCOME TRUST

                                  STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------
                                                                          Year ended      Year ended
                                                                           March 31,      March 31,
                                                                             1997            1996
------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

  Operations
     Net investment income                                                   $743,943        $905,819
     Net realized gain (loss) from investment transactions                     40,347         (30,968)
     Increase (decrease) in unrealized appreciation on investments           (171,926)        660,566
                                                                             --------         -------

        Net increase in net assets resulting from operations                  612,364       1,535,417
                                                                              -------       ---------

  Distributions to shareholders from
     Net investment income                                                   (748,208)       (905,271)
                                                                             --------        --------

  Capital share transactions
     Decrease in net assets resulting from capital share transactions (a)    (898,136)     (3,352,499)
                                                                             --------      ----------

           Total decrease in net assets                                    (1,033,980)     (2,722,353)

NET ASSETS

  Beginning of year                                                        12,261,121      14,983,474
                                                                           ----------      ----------

  End of year (including undistributed net investment income              $11,227,141     $12,261,121
               of $170 in 1997 and $4,435 in 1996)                        -----------      ----------



(a) A summary of capital share activity follows:
                                     ----------------------------------------------------------------
                                                   Year ended                      Year ended
                                                 March 31, 1997                   March 31, 1996
                                     ----------------------------------------------------------------
                                               Shares           Value         Shares          Value
                                             ---------       ---------       --------       ---------
Shares sold                                     90,260        $912,132        148,043      $1,503,798
Shares issued for reinvestment
  of distributions                              46,737         470,441         53,720         545,148
                                                ------         -------         ------         -------
                                               136,997       1,382,573        201,763       2,048,946

Shares redeemed                               (225,604)     (2,280,709)      (526,499)     (5,401,445)
                                              --------      ----------       --------      ----------
  Net decrease                                 (88,607)      $(898,136)      (324,736)    $(3,352,499)
                                              ========      ==========       ========     ===========









See accompanying notes to financial statements

                                                   INVESTEK FIXED INCOME TRUST

                                                       FINANCIAL HIGHLIGHTS

                                          (For a Share Outstanding Throughout the Year)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                              March 31,     March 31,       March 31,      March 31,      March 31,
                                                                  1997          1996            1995           1994           1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                              $10.11         $9.74           $9.93         $10.48          $9.92

   Income (loss) from investment operations
      Net investment income                                       0.65          0.66            0.63           0.61           0.65
      Net realized and unrealized gain (loss) on investments     (0.13)         0.37           (0.19)         (0.43)          0.56
                                                                 -----          ----           -----          -----           ----
         Total from investment operations                         0.52          1.03            0.44           0.18           1.21
                                                                  ----          ----            ----           ----           ----
   Distributions to shareholders from
      Net investment income                                      (0.65)        (0.66)          (0.63)         (0.60)         (0.64)
      Net realized gain from investment transactions              0.00          0.00            0.00          (0.13)         (0.01)
                                                                  ----          ----            ----          -----          -----
         Total distributions                                     (0.65)        (0.66)          (0.63)         (0.73)         (0.65)
                                                                 -----         -----           -----          -----          -----

Net asset value, end of year                                     $9.98        $10.11           $9.74          $9.93         $10.48
                                                                 =====        ======           =====          =====         ======


Total return                                                      5.38%        10.70%           4.73%          1.43%         12.49%
                                                                  ====         =====            ====           ====          =====

Ratios/supplemental data

   Net assets, end of period                               $11,227,141   $12,261,121     $14,983,474    $17,641,814     $5,267,626
                                                           ===========   ===========     ===========    ===========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees               1.20%         1.08%           1.08%          1.41%          1.69%
      After expense reimbursements and waived fees                0.90%         0.87%           0.77%          0.77%          0.95%

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fees               6.07%         6.20%           6.15%          5.45%          5.50%
      After expense reimbursements and waived fees                6.37%         6.41%           6.45%          5.82%          6.24%

   Portfolio turnover rate                                       32.94%        16.57%          19.64%         34.42%         59.78%




See accompanying notes to financial statements

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Investek Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund began operations on November 15, 1991.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bears no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

     The financial statements include securities valued at $11,633,638 (104% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U.
     S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The Fund has capital loss carryforwards for federal income tax purposes of $562,951, $492,567 of which expires in the year 2003 and $70,384 of which expires in the year 2004. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.




                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Investek Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $35,023 ($0.03 per share) for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $3,692,489 and $4,305,406, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Investek Fixed Income Trust (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investek Fixed Income Trust as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997